UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2007

Website Pros, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12735 Gran Bay Parkway West, Building 200, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Website Pros, Inc. (the “Company”) is pleased to report that on November 1, 2007 it extended its agreement with Discover Financial Services LLC until November 3, 2008.  Further, with its recent acquisitions, including Web.com, and continued diversification and growth across its business, the Company has determined that the agreement no longer constitutes a material definitive agreement for Securities and Exchange Commission disclosure purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSITE PROS, INC.
(Registrant)

Date: November 8, 2007	/s/ Matthew P. McClure
Matthew P. McClure, Assistant Secretary